UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 6, 2022

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

On November 4, 2022, (the “Filing Date”) Eastern Bankshares, Inc., a Massachusetts corporation (the “Company”), and the holding company for Eastern Bank, disclosed a subsequent event on the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 related to a probable accounting charge for the quarter ending December 31, 2022, the amount of which could not be determined by the Filing Date. Following the Filing Date, the Company was able to determine a preliminary, estimated amount for that charge, as further set forth below. During the quarter ending December 31, 2022, the Company had determined it was probable that the lump sum payments from the non-contributory, qualified defined benefit plan through which it offers pension benefits to employees (the “Defined Benefit Plan”) for the year ending December 31, 2022 would exceed the sum of the service cost and interest cost components (the “threshold”) of the Defined Benefit Plan’s net periodic pension cost. The Financial Accounting Standards Board’s Accounting Standards Codification Subtopic 715-20, “Compensation — Retirement Benefits — Defined Benefit Plans,” requires that upon determining it is probable that such threshold will be met, management shall immediately recognize in earnings a pro rata portion of the aggregate unamortized gain or loss (e.g., “non-cash settlement charge”). As of the Filing Date, the Company had estimated the amount of such non-cash settlement charge to be a loss within the range of $10.0 million to $15.0 million. The Company conducted an actuarial remeasurement of the Defined Benefit Plan as of October 31, 2022, which resulted in a preliminary, estimated non-cash settlement charge for the year ending December 31, 2022 of $11.6 million. The final amount of the non-cash settlement charge will be determined as of December 31, 2022 after final lump sum benefit amounts paid for the year ending December 31, 2022 have been determined and an actuarial remeasurement of the Defined Benefit Plan as of December 31, 2022 has taken place.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: December 6, 2022	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer